UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2005

TRANSMONTAIGNE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 19, 2005, members of management of TransMontaigne Inc. initiated a conference call with certain debt and equity analysts who have provided investors coverage of the company.  The purpose of the conference call was to discuss TransMontaigne’s recent press releases and information discussed on TransMontaigne’s open conference call held on October 11, 2005 as well as recent articles regarding the impact on TransMontaigne of refined product price disparities and market disruptions following hurricanes Katrina and Rita.

In particular, management discussed press reports alleging that disputes had arisen with TransMontaigne’s customers following the declaration of an event of force majeure under certain delivery contracts in the company’s Southeast terminal network.  Management indicated that TransMontaigne is committed to working in good faith with its customers to resolve disputes arising from the interim pricing mechanisms that were utilized during the periods of force majeure, which were withdrawn on October 11, 2005, as management previously disclosed during the October 11, 2005 conference call.  Management further indicated that, to the extent such disputes are not resolved directly with customers, TransMontaigne would work to resolve them through mediation and arbitration provisions of the applicable contracts.  Management reiterated, however, that the company believes it was within its rights under the contracts to impose interim pricing.  Management further indicated that the company currently estimates the mathematical difference between the interim pricing charged to its customers and the subsidized OPIS low product prices would have been less than $20 million from September 8, 2005 through October 10, 2005.  Management indicated that this estimate is preliminary and subject to further review and analysis, and is based on volumes actually drawn from TransMontaigne by its customers.  Management also reiterated the information previously disclosed that the impacts of the price disparities and market disruptions was limited to a portion of the company’s business and limited geographically to TransMontaigne’s southeast terminal network.

The information in this Item 7.01 includes statements that constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward- looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this current report shall not be incorporated by reference into any registration statement, proxy statement or other document filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.

Date: October 19, 2005	By:	/s/ Randall J. Larson
Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer